UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN EXPRESS COMPANY Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 27, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The American Express Company Proxy Statement and 2008 Annual Report to Shareholders are available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before April 13, 2009 to facilitate timely delivery.

This Notice also constitutes Notice of the 2009 Annual Meeting of Shareholders.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET         -     www.proxyvote.com

2) BY TELEPHONE     -     1-800-579-1639

3) BY E-MAIL*             -     sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	04/27/09 10:00 A.M., Eastern Time 02/27/09	All shareholders of record (or holders in street name who have obtained a valid proxy) may vote in person at the Meeting.
Matters to be voted on:	See Voting Items in this Notice
Meeting Location:
American Express Service Center		Vote By Internet
7701 Airport Center Drive

To vote now by Internet, go to

WWW.PROXYVOTE.COM. Use the Internet

to transmit your voting instructions and

for electronic delivery of information until 11:59 P.M. Eastern Time on April 22, 2009 (for shareholders in employee benefit plans), or on April 26, 2009 (for all other shareholders). Have this Notice in hand when you access the web site and follow the instructions.

Greensboro, North Carolina 27409
Meeting Directions:
Directions to attend the 2009 Annual Meeting of Shareholders and vote in person can be found on the last page of the American Express Company Proxy Statement.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed below, FOR Items 2 and 3, and AGAINST

Items 4 and 5. If no voting instructions are given, the proxy will be voted as the Board of Directors recommends.

1.	To elect Directors

Nominees:

1a) D.F. AKERSON	1h) R.A. MCGINN

1b) C. BARSHEFSKY	1i) E.D. MILLER

1c) U.M. BURNS	1j) S.S REINEMUND

1d) K.I. CHENAULT	1k) R.D. WALTER

1e) P. CHERNIN	1l) R.A. WILLIAMS

1f) J. LESCHLY

1g) R.C. LEVIN	2. Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2009.

3. Advisory (non-binding) vote approving executive compensation.

4. Shareholder proposal relating to cumulative voting for Directors.

5. Shareholder proposal relating to the calling of special shareholder meetings.